UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2019

THE HANOVER INSURANCE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13754	04-3263626
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

	440 Lincoln Street, Worcester, Massachusetts	01653
	(Address of principal executive offices)	(Zip Code)

(508) 855-1000

Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, $.01 par value	THG	New York Stock Exchange
7 5/8% Senior Debentures due 2025	THG	New York Stock Exchange
6.35% Subordinated Debentures due 2053	THGA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition.

The following information is being furnished under Item 2.02 – Results of Operations and Financial Condition. Such information, including the exhibits attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section.

On July 31, 2019, The Hanover Insurance Group, Inc. (the Company) issued a press release announcing its financial results for the quarter ended June 30, 2019. The release is furnished as Exhibit 99.1 hereto. Additionally, on July 31, 2019, the Company made available on its website unaudited financial information contained in its Financial Supplement for the period ended June 30, 2019. The supplement is furnished as Exhibit 99.2 hereto.

Item 9.01	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

The following exhibits are furnished herewith.

Exhibit 99.1	Press Release, dated July 31, 2019, announcing the Company’s financial results for the quarter ended June 30, 2019.

Exhibit 99.2	The Hanover Insurance Group, Inc. Unaudited Financial Supplement for the period ended June 30, 2019.

Exhibit Index

Exhibit 99.1	Press Release, dated July 31, 2019, announcing the Company’s financial results for the quarter ended June 30, 2019.

Exhibit 99.2	The Hanover Insurance Group, Inc. Unaudited Financial Supplement for the period ended June 30, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

The Hanover Insurance Group, Inc.
(Registrant)

Date July 31, 2019	By:	/s/ Jeffrey M. Farber
Jeffrey M. Farber
Executive Vice President and Chief Financial Officer

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